Amplify Samsung SOFR ETF
Schedule of Investments
June 30, 2026 (Unaudited)

REPURCHASE AGREEMENTS - 100.0%	Par		Value
Buckler Securities, LLC, 3.70%, dated 06/25/2026, matures 07/02/2026, repurchase price $150,107,917 (collateralized by U.S. Treasury Notes 3.70% 07/02/2026: total value $15,015,417)	$ 150,000,000		$ 150,000,000
Clear Street LLC, 3.68%, dated 06/30/2026, matures 07/01/2026, repurchase price $80,007,183 (collateralized by U.S. Treasury Notes 3.50% 07/01/2026: total value $80,004,510)	79,999,005		79,999,005
Curvature Securities, LLC, 3.68%, dated 06/30/2026, matures 07/01/2026, repurchase price $70,006,293 (collateralized by U.S. Treasury Notes 2.88% 07/01/2026: total value $69,586,157)	69,999,138		69,999,138
Mirae Asset Securities, Inc., 3.70%, dated 06/30/2026, matures 07/01/2026, repurchase price $145,304,933 (collateralized by various U.S. Government Securities 0.91% 07/01/2026: total value $145,064,598)	145,290,000		145,290,000
TOTAL REPURCHASE AGREEMENTS (Cost $445,288,143)			445,288,143

MONEY MARKET FUNDS - 0.0% (a)	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (b)	6,234		6,234
TOTAL MONEY MARKET FUNDS (Cost $6,234)			6,234

TOTAL INVESTMENTS - 100.0% (Cost $445,294,377)			445,294,377
Other Assets in Excess of Liabilities - 0.0% (a)		0.00012	54,309
TOTAL NET ASSETS - 100.0%			$ 445,348,686

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify Samsung SOFR ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Repurchase Agreements	$ –	$ 445,288,143	$ –	$ 445,288,143
Money Market Funds	6,234	–	–	6,234
Total Investments	$ 6,234	$ 445,288,143	$ –	$ 445,294,377

Refer to the Schedule of Investments for further disaggregation of investment categories.